UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  5 June 2006
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                           Moller International, Inc.
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             (Exact name of registrant as specified in its chapter)

           CALIFORNIA                                         68-0006075
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)

         1222 RESEARCH PARK DRIVE, DAVIS CA                  95616
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      (Address of principal executive offices)             (Zip Code)


                       Telephone Number:  (530) 756-5086
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          (Former name or former address, if changed since last report)


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ITEM 4.01 Changes in Registrant's Certifying Accountant

On 25 May 2006 Moller International (the "Company") received a letter from the Securities and Exchange Commission instructing the Company to file an Item 4 Form 8-K reporting that Vavrinek, Trine, Day & Co., LLP ("VTD") had declined to stand for reelection as the Company's independent public accountants (see
Exhibit 1).

On 1 June 2006 the Company filed a Form 8-K (Accession number 0001157523-06-0057) stating the change in public accountants. Exhibit 2 of this filing identified a letter received from VTD in which the firm stated concurrence with the information identified in a draft of the Company's Form 8-K dated 26 May 2006. The information referenced, paragraphs 1 through 4 of Item 4.01, remained unchanged and was subsequently filed in the Company's Form 8-K on 1 June 2006.

On 2 June 2006 the Company sent a reply to the Securities and Exchange Commission's letter of 25 May 2006. In this correspondence the Company acknowledged its reporting responsibilities and identified the measures it had taken to publicly disclose the change in the Company's independent accounting firms (see Exhibit 2).

On 5 June 2006 in a phone conversation between the Company's General Manager, Mr. Bruce Calkins, and Securities and Exchange Commission designated agent, Ms. Effie Simpson, Ms. Simpson requested a clarification of the material referenced by VTD in their 26 May 2006 letter. The VTD letter verified the correctness of statements made in the Company's Form 8-K dated 26 May 2006. Mr. Calkins informed Ms. Simpson that the discrepancy in the dates was due to a delay in filing the Form 8-K. The date was changed to reflect the actual filing date of the form, which occurred on 1 June 2006. The final information contained in the Form 8-K filed on 1 June 2006 and information VTD reviewed and approved on 26 May 2006 was unchanged.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

     99.1 Letter dated 25 May 2006 from the Securities and Exchange Commission regarding the notification from Vavrinek, Trine, Day & Co, LLP decision to not stand for reelection as the Company's auditors.

     99.2 Letter dated 26 May 2006 from Vavrinek, Trine, Day & Co, LLP to the Securities and Exchange Commission regarding the accuracy of certain statements represented in the Moller International's draft SEC Form 8-K dated 26 May 2006 and the related press release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Moller International I has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/Paul S. Moller, President
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   (Registrant)

Date:  5 June 2006
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